SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Eaton Vance Floating-Rate Income Plus Fund (Name of Registrant as Specified in Its Charter)

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Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Eaton Vance Floating-Rate Income Plus Fund’s Special Meeting Of Shareholders

On February 26, 2021 Will Be A Virtual Meeting

BOSTON, MA, February 16, 2021 — The following notice relates to Eaton Vance Floating-Rate Income Plus Fund’s (NYSE: EFF) (the “Fund”) Special Meeting of Shareholders:

Notice That Special Meeting Of Shareholders

Will Be A Virtual Meeting

Due to the public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of the Fund to be held on Friday, February 26, 2021 at 11:30 a.m. Eastern Time (the “Meeting”) will be a virtual meeting via a web-based portal. Shareholders will not be able to attend the Meeting in person.

If, as of January 15, 2021, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and you wish to participate in and vote at the Meeting, you should email your full name and address to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will be able to vote by entering the control number found on the proxy card you previously received. Requests to participate in and vote at in the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on February 25, 2021.

If, as of January 15, 2021, you held Fund shares through an intermediary (such as a broker-dealer) and you wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares at the Meeting. If you would like to participate in, but NOT vote at, the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the Meeting. All requests to participate in the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on February 25, 2021.

The Fund and its Board of Trustees are closely monitoring the evolving COVID-19 situation and, if circumstances change, the Fund will issue additional press release(s) updating shareholders regarding the Meeting. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote in advance of the Meeting by one of the methods described in the Fund’s proxy materials. The proxy statement is available online at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. The proxy card included with the Fund’s previously distributed proxy materials will not be updated to reflect the change to a virtual meeting and may continue to be used to vote your shares in advance of the Meeting. Please contact AST at attendameeting@astfinancial.com with any questions regarding accessing the Meeting and an AST representative will contact you to answer your questions.

By Order of the Boards of Trustees,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

About Eaton Vance Corp.

The Fund’s investment adviser is Eaton Vance Management, a subsidiary of Eaton Vance Corp. Eaton Vance Corp. (NYSE: EV) provides advanced investment strategies and wealth management solutions to forward-thinking investors around the world. Through principal investment affiliates Eaton Vance Management, Parametric, Atlanta Capital, Calvert and Hexavest, the Company offers a diversity of investment approaches, encompassing bottom-up and top-down fundamental active management, responsible investing, systematic investing and customized implementation of client-specified portfolio exposures. As of December 31, 2020, Eaton Vance had consolidated assets under management of $583.1 billion. For more information, visit eatonvance.com.

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